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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported): April 9, 2001


                            AMB PROPERTY CORPORATION
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


          Maryland                    001-13545                94-3281941
-----------------------------   ----------------------    ----------------------
(State or other jurisdiction       (Commission File          (I.R.S. Employer
    of Incorporation)                   Number)           Identification Number)


              Pier 1, Bay 1, San Francisco, California     94111
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              (Address of principal executive offices)   (Zip Code)

                                  415-394-9000
                    ----------------------------------------
              (Registrants' telephone number, including area code)

                                       n/a
                        --------------------------------
          (former name or former address, if changed since last report)




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ITEM 5   OTHER EVENTS.

         On April 9, 2001, we issued a press release entitled "AMB Property Corporation Announces First Quarter 2001 Results," which sets forth our results of operations for the first quarter of 2001. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7   FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits:

     Exhibit
     Number          Description
     --------        -----------

      99.1           AMB Property Corporation Press Release dated April 9, 2001.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AMB Property Corporation
                                              (Registrant)


Date:    April 10, 2001              By: /s/ Tamra Browne
                                         ----------------------------------
                                         Tamra Browne
                                         Vice President and General Counsel




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                                  EXHIBIT INDEX

     Exhibit
     Number          Description
     --------        -----------

      99.1           AMB Property Corporation Press Release dated April 9, 2001.